                                                                   EXHIBIT 10.11

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into this 15th day of July, 2004, by and between KIRCO ACQUISITION LLC, a Michigan limited liability company ("Purchaser"), and MEADOWBROOK INSURANCE GROUP, INC., a Michigan corporation ("Seller").

                                    RECITALS:

         A. On December 4, 2003, Purchaser and Seller entered into a Purchase Agreement ("Purchase Agreement") for the purchase and sale of certain property located in the City of Southfield, Oakland County, Michigan, Tax Parcel ID No. Part of 24-18-451-003 ("Property").

         B. Seller and Purchaser desire to amend the Purchase Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and the mutual covenants and agreements contained herein, Seller and Purchaser agree as follows:

         1. The financial terms for this transaction are as follows:

            Notwithstanding anything to the contrary in the Purchase Agreement the Purchase Price of the Property shall be $3,355,310.00. The Purchase Price includes an estimated $1,239,310.00 as Purchaser's share of the cost of constructing the Connector. The down payment shall be $633,200.00. The balance of the Land Contract shall be $2,722,110.00.

         2. The Closing of this transaction shall occur in escrow with the closing documents and funds to be deposited into escrow with Philip
            R. Seaver Title Company pursuant to a mutually acceptable escrow instruction letter. By closing in escrow, the Purchaser and Seller are not waiving nor creating any additional terms or conditions and shall be governed by those terms and conditions set forth in the Purchase Agreement until the conditions of the escrow are satisfied and the closing is consummated by release of the closing documents and funds.

         3. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its terms and conditions in all other respects.

         4. Capitalized terms used in this Amendment but not defined herein shall have the same meaning as in the Purchase Agreement.

         5. This Amendment may be executed in any number of counterparts, each of which shall be considered an original but which, taken together, shall be deemed one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


                                     SELLER:

                                     MEADOWBROOK INSURANCE GROUP, INC., a
                                     Michigan corporation


                                     By: /s/ Robert S. Cubbin
                                         ---------------------------------------
                                         Robert S. Cubbin, President and CEO



                                     PURCHASER:

                                     KIRCO ACQUISITION LLC, a Michigan limited liability company


                                     By:
                                         ---------------------------------------
                                         A. Mathew Kiriluk II, President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


                                     SELLER:

                                     MEADOWBROOK INSURANCE GROUP, INC., a
                                     Michigan corporation


                                     By:
                                         ---------------------------------------
                                         Robert S. Cubbin, President and CEO



                                     PURCHASER:

                                     KIRCO ACQUISITION LLC, a Michigan limited liability company


                                     By: /s/ A. Mathew Kiriluk II
                                         ---------------------------------------
                                         A. Mathew Kiriluk II, President



                                       -2-